UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):
February 12, 2009

BLACKHAWK CAPITAL GROUP BDC, INC.
(Exact name of registrant as specified in its charter)

Delaware (State or Other Jurisdiction of Incorporation)	814-00678 (Commission File Number)	20-1031329 (IRS Employer Identification No.)

14 Wall Street, 11th Floor New York, New York (Address of principal executive offices)	10005 (Zip Code)

Registrant’s telephone number, including area code: (212) 566-8300

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 1       Registrant's Business and Operations
Item 1.01      Entry into a Material Definitive Agreement

On February 12, 2009, Blackhawk Capital Group BDC, Inc., a Delaware corporation ("Blackhawk") entered into a Subscription Agreement and Purchaser Questionnaire ("Agreement") with EquitySmith, Inc. ("ESI") pursuant to which ESI agreed to purchase 1,600,000 additional shares of common stock, $0.00001 par value per share ("Common Stock") at a purchase price of $5.00 per share, for an aggregate purchase price of $8,000,000.  Blackhawk's offering ("Offering") of the shares to ESI was pursuant to a Rule 506 private placement offering being conducted by Blackhawk under Regulation D of the Securities Act of 1933, as amended ("Securities Act").  The Offering is being made pursuant to Rule 506 and only to "qualified institutional buyers" ("QIBs") and "accredited investors" as those terms are defined under the Securities Act.  The Agreement contains customary representations and warranties on behalf of Blackhawk and ESI.  The shares to be purchased by ESI pursuant to the Agreement would represent approximately 4.697% of Blackhawk's outstanding shares of Common Stock.  There are no conditions for the closing of the purchase of the shares by ESI, except receipt of the purchase price, and execution of the Agreement, by Blackhawk.  As stated above, Blackhawk and ESI signed the Agreement on February 12, 2009.  As of the date of this Form 8-K, the closing has not occurred.

Prior to this date, Blackhawk executed two Agreements with ESI for the purchase in the Offering by ESI of an aggregate of 1,000,000 shares of Common Stock for $5,000,000 (the “ESI Purchase Transactions”).  The ESI Purchase Transactions also have not closed.  The ESI Purchase Transactions were reported by Blackhawk in two Form 8-Ks filed with the Securities and Exchange Commission on February 6, 2009 and January 20, 2009, respectively.

Section 3        Securities and Trading Markets
Item 3.02        Unregistered Sales of Equity Securities

(a)           Reference is made to the disclosure set forth in Item 1.01 above which is fully incorporated herein by reference which describes Blackhawk's sale of the Shares to ESI and the details of such sale, which information is fully incorporated herein by reference.

(b)           Reference is made to the disclosure set forth in Item 1.01 above which is fully incorporated herein by reference which describes Blackhawk's sale of the Shares to ESI and the details of such sale, which information is fully incorporated herein by reference.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: February 12, 2009	BLACKHAWK CAPITAL GROUP BDC, INC.

	By:	/s/ Craig A. Zabala
Craig A. Zabala
Chief Executive Officer

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